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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED):

                                  JULY 12, 2001


                                 ANTIGENICS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                000-29089                              06-1562417

(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)
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                          630 FIFTH STREET, SUITE 2100
                            NEW YORK, NEW YORK 10111

                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (212) 332-4774

                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On July 12, 2001, we completed our acquisition of Aronex Pharmaceuticals,
Inc. The acquisition was structured as a merger of a wholly-owned subsidiary of Antigenics with and into Aronex pursuant to an Agreement and Plan of Merger among Antigenics, Nasa Merger Corp. and Aronex dated as of April 23, 2001. The merger was a tax-free reorganization and is being accounted for as a purchase.

     As consideration for the merger, in exchange for each of their shares of Aronex common stock, the stockholders of Aronex received (i) 0.0594 shares of common stock, $.01 par value, of Antigenics and (ii) a contingent value right to receive additional shares of Antigenics common stock in the event a certain milestone is achieved on or before July 6, 2002. Cash is payable in lieu of any fractional shares of Antigenics common stock otherwise issuable in the merger for a price equal to the fraction times $17.41. All outstanding options and warrants to purchase shares of Aronex common stock were automatically converted into warrants and options to purchase Antigenics common stock at the exchange ratio described above. Additionally, an outstanding $2.5 million note previously convertible into shares of Aronex common stock is now convertible into shares of Antigenics common stock at the exchange ratio described above.

     The number of shares of Antigenics common stock delivered as the merger consideration was determined through arms-length negotiation between the parties. There was no material relationship between Aronex or its stockholders and Antigenics or any of its affiliates, directors or officers, or any associate of an Antigenics director or officer.

     The assets acquired in the merger were used by Aronex in the business of the identification and development of products to treat infectious diseases and cancer. Antigenics intends that Aronex, as a wholly-owned subsidiary of Antigenics, will operate in the same business.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

     The following financial statements of Aronex Pharmaceuticals, Inc., including the report of independent public accountants Arthur Andersen LLP, appear as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

     Report of Independent Public Accountants; Consolidated Balance Sheets as of
     December 31, 1999 and 2000; Consolidated Statements of Operations for the
     Years ended December 31, 1998, 1999 and 2000, and the Period from Inception
     (June 13, 1986) through December 31, 2000; Consolidated Statements of
     Comprehensive Loss for the Years ended December 31, 1998, 1999 and 2000;
     Consolidated Statements of Stockholders' Equity for the Period from
     Inception


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     (June 13, 1986) through December 31, 2000; Consolidated Statements of Cash
     Flows for the Years ended December 31, 1998, 1999 and 2000, and the Period from Inception (June 13, 1986) through December 31, 2000; Notes to
     Consolidated Financial Statements; Unaudited Consolidated Balance Sheets as
     of December 31, 2000 and March 31, 2001; Unaudited Consolidated Statements
     of Operations for the Three Months Ended March 31, 2000 and March 31, 2001
     and for the Period from Inception (June 13, 1986) through March 31, 2001;
     Unaudited Consolidated Statements of Comprehensive Income for the Three
     Months Ended March 31, 2000 and March 31, 2001; Unaudited Consolidated
     Statements of Cash Flows for the Three Months Ended March 31, 2000 and
     March 31, 2001 and for the Period from Inception (June 13, 1986) through
     March 31, 2001; Unaudited Consolidated Statements of Stockholders' Equity
     for the Three Months Ended March 31, 2001; Notes to Unaudited Consolidated
     Financial Statements.

     (b) Pro Forma Financial Information.

     The following unaudited pro forma condensed consolidated financial information appears as Exhibit 99.3 to this Current Report of Form 8-K and are incorporated herein by reference:

     Introduction to Unaudited Pro Forma Condensed Consolidated Financial
     Information; Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
     March 31, 2001; Unaudited Pro Forma Condensed Consolidated Statements of
     Operations for the Year Ended December 31, 2000 and for the Three Months
     Ended March 31, 2001; Notes to Unaudited Pro Forma Condensed Consolidated
     Financial Data.

     (c) Exhibits:

 2.1      Agreement and Plan of Merger among Antigenics Inc., Nasa Merger Corp.
          and Aronex Pharmaceuticals, Inc. dated as of April 23, 2001.
          Previously filed as Exhibit 2.1 to Antigenics' Current Report on Form
          8-K dated April 24, 2001 (Commission File No. 000-29089) and incorporated herein by reference.

23.1      Consent of Arthur Andersen LLP. Filed herewith

99.1      Press release, dated July 12, 2001. Filed herewith.

99.2 Financial Statements of Aronex Pharmaceuticals, Inc., including report of independent public accountants Arthur Andersen LLP. Filed herewith.

99.3      Unaudited Pro Forma Condensed Consolidated Financial Information of
          Antigenics Inc. Filed herewith.


                                      II-1
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANTIGENICS INC.

Date: July 26, 2001

                                        By: /s/ Garo H. Armen, Ph.D.
                                            ------------------------------------
                                            Garo H. Armen, Ph.D.
                                            President and Chief
                                            Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.                                 Description
-----------                                 -----------

 2.1                Agreement and Plan of Merger among Antigenics Inc., Nasa
                    Merger Corp. and Aronex Pharmaceuticals, Inc. dated as of
                    April 23, 2001. Previously filed as Exhibit 2.1 to
                    Antigenics' Current Report on Form 8-K dated April 24, 2001
                    (Commission File No. 000-29089) and incorporated herein by reference.

23.1                Consent of Arthur Andersen LLP. Filed herewith

99.1                Press release, dated July 12, 2001. Filed herewith.

99.2 Financial Statements of Aronex Pharmaceuticals, Inc., including report of independent public accountants Arthur
                    Andersen LLP. Filed herewith.

99.3                Unaudited Pro Forma Condensed Consolidated Financial
                    Information of Antigenics Inc. Filed herewith.